UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 23, 2013

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

Lease Agreement with Mass Transit Properties LLC

On November 22, 2010, Joe’s Jeans Inc. (the “Company”) entered into a gross lease agreement with Mass Transit Properties, LLC, (“Mass Transit”) to lease office and warehouse space at its current corporate offices at 2340 S. Eastern Avenue, Commerce, California 90040 commencing on January 1, 2011 (the “Lease Agreement”).  In connection with the Lease Agreement, the Company leases approximately 89,000 square feet from Mass Transit which serves as the Company’s corporate headquarters and distribution center.

On August 23, 2013, the Company and Mass Transit entered into the First Amendment to Gross Lease Agreement (the “First Amendment”) pursuant to which the Company exercised its extension option and extended the Lease Agreement until December 31, 2018 for its corporate headquarters and distribution center.  Under the First Amendment, the Company will pay to Mass Transit gross monthly rent in the amount of $43,722.70 for calendar year 2014 with annual 3 percent increases thereafter.  In addition, commencing January 1, 2015 and thereafter, the Company will pay to Mass Transit its pro rata portion of increases in the property taxes and insurance costs.  The Lease Agreement and First Amendment each contain other customary terms and conditions related to the lease and condition of the premises, including a provision for a refund of the security deposit.

The foregoing descriptions of the First Amendment and Lease Agreement do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the First Amendment, which is attached hereto as Exhibit 10.1, and the Lease Agreement, which was originally filed as Exhibit 10.27 to the Annual Report on Form 10-K for the year ended November 30, 2010 filed on February 10, 2011 each of which is incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description

10.1	First Amendment to Gross Lease Agreement by and between Mass Transit Properties, LLC and Joe’s Jeans Inc. dated August 23, 2013 (filed herewith)

10.2

Gross Lease Agreement by and between Mass Transit Properties, LLC and Joe’s Jeans Inc. dated November 22, 2010 (incorporated by reference to the Annual Report on Form 10-K for the year ended November 30, 2010 filed on February 10, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.

(Registrant)

Date: August 28, 2013	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

10.1	First Amendment to Gross Lease Agreement by and between Mass Transit Properties, LLC and Joe’s Jeans Inc. dated August 23, 2013 (filed herewith)

10.2

Gross Lease Agreement by and between Mass Transit Properties, LLC and Joe’s Jeans Inc. dated November 22, 2010 (incorporated by reference to the Annual Report on Form 10-K for the year ended November 30, 2010 filed on February 10, 2011)